6. LITIGATION AND CLAIMS	9 Months Ended
Sep. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
6. LITIGATION AND CLAIMS

From time to time, the Company may be involved in various legal proceedings and claims arising in the ordinary course of business. Management believes that the dispositions of these matters, individually or in the aggregate, are not expected to have a material adverse effect on the Company’s financial condition. However, depending on the amount and timing of such disposition, an unfavorable resolution of some or all of these matters could materially affect the future results of operations or cash flows in a particular year.

As of September 30, 2020, and December 31, 2019, there was no accrual recorded for any potential losses related to pending litigation.